                  AMENDMENT NO. 1 TO ASSET PURCHASE AGREEMENT

                  This Amendment No.1 dated as of January 21, 1997 ("Amendment No. 1") to the Asset Purchase Agreement (the "Asset Purchase Agreement") dated as of October 15, 1996 between Secret Communications Limited Partnership, a Delaware limited partnership ("Seller"), and SFX Broadcasting, Inc., a Delaware corporation ("Buyer").

                             W I T N E S S E T H :


                  WHEREAS, Seller and Buyer each desire to amend the Asset Purchase Agreement and enter into certain other agreements relating to the Asset Purchase Agreement and the transactions contemplated thereby;

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, it is hereby agreed between Seller and Buyer as follows:

                  1. The first recital of the Asset Purchase Agreement is hereby amended in its entirety to read as follows:

                  "WHEREAS, Seller is the licensee of and operates radio stations WFBQ-FM, WRZX-FM and WNDE-AM in Indianapolis, Indiana and WDVE-FM and WXDX-FM in Pittsburgh, Pennsylvania (the "Owned Stations") and, upon the consummation of the transactions contemplated by the Asset Exchange Agreement (the "Exchange Agreement") dated as of May 31, 1996 by and among Seller, Nationwide Communications, Inc. and Entercom (as defined below), Seller will become the licensee of and have the right to operate radio stations WDSY-FM and WJJJ-FM (formerly WNRQ-FM) in Pittsburgh, Pennsylvania (the "Purchased Stations") (the Owned Stations and the Purchased Stations being collectively referred to herein as the "Stations");"

                  2. The third recital of the Asset Purchase Agreement is hereby deleted.

                  3. Subsection (a) of Section 1.1 of the Asset Purchase Agreement is hereby amended in its entirety to read as follows:

         "(a) The broadcast licenses for the Stations (including the right to use the call letters "WFBQ-FM", "WRZX-FM", "WNDE- AM", "WDVE-FM", "WXDX-FM", "WDSY-FM" and "WJJJ-FM") issued by the FCC and all other Governmental Permits listed in
         Schedule 2.8;"

                  4. Section 1.3 of the Asset Purchase Agreement is hereby amended in its entirety to read as follows:

         "1.3.    Purchase Price. The purchase price for the
         Purchased Assets (the "Purchase Price") shall be equal to
         $255,000,000."

                  5. Section 1.6 (a) of the Asset Purchase Agreement is hereby amended in its entirety to read as follows:

         "(a) The Closing shall be consummated on a date to be selected by the Buyer and agreed upon by the Seller, which date shall be no later than July 15, 1997 if the conditions to Closing set forth in Sections 6.4, 6.5, 6.8, 7.4, 7.5 and 7.6 of this Agreement have been satisfied as of or prior to July 15, 1997; provided, however, that if any of the conditions set forth in Sections 6.4, 6.5, 6.8, 7.4, 7.5 or 7.6 of this Agreement have not been satisfied as of July 15, 1997 the Closing shall be held on the fifth business day after all of such conditions have been satisfied. The Closing shall be held at 10:00 A.M., local time, at the offices of Buyer, 150 East 58th Street, New York, New York 10155 or at such other place or time as shall be agreed upon by Buyer and Seller (the date and time on which the Closing is actually held being hereinafter referred to as the "Closing Date")."

                  6. Section 2.1 of the Asset Purchase Agreement is hereby amended in its entirety to read as follows:

                  "2.1. Organization of Seller. Seller is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly qualified and in good standing as a foreign limited partnership in the States of Indiana and Pennsylvania. Seller has full partnership power and authority, or will have full partnership power and authority upon consummation of the transactions contemplated by the Exchange Agreement (the "Exchange Transaction"), to own or lease and to operate and use the Purchased Assets and to carry on the business of the Stations as now conducted."

                  7. Section 5.3 of the Asset Purchase Agreement is hereby amended in its entirety to read as follows:

                  "5.3.    Covenant Not to Compete. In furtherance of the sale
         of the Purchased Assets to Buyer hereunder by

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         virtue of the transactions contemplated hereby and more effectively to protect the value and goodwill of the Stations, Seller covenants and agrees that it will not directly or indirectly (whether as principal, agent, independent contractor, partner or otherwise) own, manage, operate, control or otherwise carry on for a period beginning on the Closing Date and ending on the second anniversary thereafter, a radio station business in the Indianapolis, Indiana or Pittsburgh, Pennsylvania radio markets, each as determined by The Arbitron
         Company.

                  Notwithstanding the foregoing, nothing set forth in Section
         5.5 shall prohibit Seller from owning not in excess of 25% in the aggregate of any class of capital stock of any corporation if such stock is publicly traded and listed on any national or regional stock exchange or quoted on the Nasdaq Stock Market."

                  8. Section 9.1(a)(iii) of the Asset Purchase Agreement is hereby deleted.

                  9. Section 9.1(a)(v) of the Asset Purchase Agreement is hereby amended in its entirety to read as follows:

         "(v) by Buyer or Seller (A) if the Closing shall not have occurred on or prior to July 15, 1997 and the conditions to Closing set forth in Sections 6.4, 6.5, 6.8, 7.4, 7.5 and 7.6 have been satisfied on or prior to such date or (B) if the Closing shall not have occurred on or before September 30, 1997;"

                  10. Section 10.13 of the Asset Purchase Agreement is hereby amended by deleting the definitions of "Aggregate 1996
Broadcast Cash Flow of the Stations", "Broadcast Cash Flow",
"Escrow Agent" and "Escrow Agreement."

                  11. All references to radio stations WTAM-AM and WLTF- FM in Cleveland, Ohio (the "Cleveland Stations") and any information relating thereto shall be deemed to be deleted from the Schedules to the Asset Purchase Agreement.

                  12. The Escrow Agreement dated as of October 15, 1996 among Buyer, Seller and The First National Bank of Chicago, as escrow agent, is hereby terminated.

                  13. The parties agree that if, on or before March 31, 1998, Seller consummates the sale of all of the assets, business and property of the Cleveland Stations to a non-affiliated third party for a purchase price of less than $45,000,000, Buyer will pay to Seller by wire transfer of immediately available funds

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within three business days of receipt of notice from Seller (in the form contemplated by the Asset Purchase Agreement and specifying the appropriate wire transfer instructions) of the consummation of such sale the difference between $45,000,000 and the actual purchase price paid to Seller in respect of the Cleveland Stations; provided, however, that in no event shall the liability of Buyer pursuant to this Section 13 exceed $5,000,000. For purposes of this
Section 13, "purchase price" shall include cash and non-cash consideration, including securities, property and the value of any noncompetition or similar agreements benefitting Seller, and non-cash consideration shall be valued at its fair market value on the date of consummation of the sale of the Cleveland Stations.

                  14. Simultaneously with the execution of this Amendment No. 1, Buyer agrees to pay to Seller $10,000,000 in cash by wire transfer of immediately available funds to the account specified by Seller. In addition, simultaneously with the execution of this Amendment No. 1, Buyer is delivering to Seller a letter of credit in the form attached hereto as Exhibit A in the sum of $5,000,000 issued by Chase Manhattan, N.A. (the "Letter of Credit"). Pursuant to the terms of the Letter of Credit, Seller shall have the right on or after May 30, 1997 to draw the amount of $5,000,000 on the Letter of Credit; provided, however, that Seller agrees that it will not draw upon the Letter of Credit if, prior to May 30, 1997, Buyer delivers to the account specified by Seller by wire transfer of immediately available funds $5,000,000 in cash in satisfaction of Buyer's obligation to cause $5,000,000 to be paid to Seller pursuant to this sentence. If the Closing (as defined in the Asset Purchase Agreement) occurs, the $15,000,000 to be paid to Seller pursuant to this
Section 14 shall be credited towards the Purchase Price (as defined in the Asset Purchase Agreement) to be paid to Seller by Buyer at the Closing.

                  15. Each of Buyer and Seller covenant and agree to file with the Federal Trade Commission and the Antitrust Division of the Department of Justice within 10 days of the date hereof the notifications and other information required to be filed by such party under the Improvements Act (as defined in the Asset Purchase Agreement), or the rules and regulations promulgated thereunder, with respect to this Amendment No. 1.

                  16. This Amendment No. 1 shall be governed by and construed in accordance with the internal laws (as opposed to the conflict of laws provisions) of the State of Illinois.

                  17. This Amendment No. 1 may be executed in one or more counterparts, each of which shall be considered an original instrument, but all of which shall be considered one and the same

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agreement, and shall become binding when one or more counterparts have been signed by each of the parties and delivered to each of Seller and Buyer.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be executed as of the day and year first above written.


                                         SECRET COMMUNICATIONS
                                         LIMITED PARTNERSHIP

                                         By:      Broadcast Alchemy, L.P.,
                                                  a General Partner


                                         By:      Lane Broadcasting, Inc.
                                                  Its: General Partner


                                         By:      /s/
                                                  ____________________________

                                         Its:     Secretary & General Counsel
                                                  ____________________________



                                         SFX BROADCASTING, INC.

                                         By:      ___________________________

                                         Its:     ___________________________
agreement, and shall become binding when one or more counterparts have been signed by each of the parties and delivered to each of Seller and Buyer.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be executed as of the day and year first above written.


                                         SECRET COMMUNICATIONS
                                         LIMITED PARTNERSHIP

                                         By:      Broadcast Alchemy, L.P.,
                                                  a General Partner


                                         By:      Lane Broadcasting, Inc.
                                                  Its: General Partner


                                         By:      ____________________________

                                         Its:     ____________________________



                                         SFX BROADCASTING, INC.

                                         By:      /s/ Howard J. Tytel
                                                  ___________________________

                                         Its:     EVP
                                                  ___________________________

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								EXHIBIT A




			    FORM OF LETTER OF CREDIT

                                 [CHASE LOGO]
THE CHASE MANHATTAN BANK
Global Trade Operations
P.O. Box 44, Church Street Station
New York, NY 10008-0044

						ISSUE DATE:  JANUARY 22, 1997
						    L/C NO: P-268255



							APPLICANT:
************* DIRECT *************       SFX BROADCASTING, INC.
					 150 EAST 58TH STREET, 19TH FLOOR
					 NEW YORK, NY 10155


SECRET COMMUNICATIONS LIMITED		 AMOUNT: USD 5,000,000.00
PARTNERSHIP				 (FIVE MILLION AND 00/100
312 WALNUT STREET, SUITE 3550		 UNITED STATES DOLLARS)
CINCINNATI, OHIO 45202


GENTLEMEN:

WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. P-268255 IN YOUR FAVOR FOR AN AGGREGATE AMOUNT NOT TO EXCEED THE AMOUNT INDICATED ABOVE, EXPIRING AT OUR COUNTERS IN NEW YORK WITH OUR CLOSE OF BUSINESS ON
JUNE 10, 1997.

THIS LETTER OF CREDIT IS AVAILABLE WITH THE CHASE MANHATTAN BANK, NEW YORK AGAINST PRESENTATION OF YOUR DRAFT AT SIGHT DRAWN ON THE CHASE MANHATTAN BANK, NEW YORK WHEN ACCOMPANIED BY THE DOCUMENTS INDICATED HEREIN.

BENEFICIARY'S DATED STATEMENT PURPORTEDLY SIGNED BY ONE OF ITS OFFICERS
READING: "THE AMOUNT OF THIS DRAWING USD......... UNDER THE CHASE MANHATTAN
BANK LETTER OF CREDIT NUMBER P-268255 REPRESENTS FUNDS TO BE PAID TO US PURSUANT TO THE TERMS OF A CERTAIN ASSET PURCHASE AGREEMENT DATED OCTOBER 15, 1996, AS AMENDED, BY AND BETWEEN SECRET COMMUNICATIONS LIMITED PARTNERSHIP, AND SFX BROADCASTING, INC."

ORIGINAL OF THIS LETTER OF CREDIT MUST ACCOMPANY ALL DRAWINGS.

ALL DRAFTS MUST INDICATE: "DRAWN UNDER THE CHASE MANHATTAN BANK, NEW YORK LETTER OF CREDIT NO. P-268255."

ALL CORRESPONDENCE AND ANY DRAWINGS PRESENTED IN CONNECTION WITH THIS LETTER OF CREDIT MUST ONLY BE PRESENTED TO US AT THE CHASE MANHATTAN BANK,
55 WATER ST., 17TH FLOOR, ROOM 1708, NEW YORK, NEW YORK 10041, ATT: STANDBY LETTER OF CREDIT DEPARTMENT. CUSTOMER INQUIRY NUMBERS ARE (212) 638-3473 AND
(212) 638-3321.

EXCEPT AS OTHERWISE EXPRESSLY STATED HEREIN, THIS CREDIT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS, 1993 REVISION, ICC PUBLICATION NO. 500.